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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2003

BRISTOL-MYERS SQUIBB COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-1136 (Commission File Number)	22-079-0350 (IRS Employer Identification Number)

345 Park Avenue
New York, NY 10154
(Address of Principal Executive Office)

Registrant's telephone number, including area code: (212) 546-4000

ITEM 5. OTHER EVENTS

        On July 22, 2003, Bristol-Myers Squibb Company issued a press release, announcing the recent initiation of an internal review of sales and marketing practices, a copy of which is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (a)
  Financial Statements of Business to be Acquired: Not Applicable.

  (b)
  Pro Forma Financial Information: Not Applicable.

  (c)
  Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated July 22, 2003 of Bristol-Myers Squibb Company

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bristol-Myers Squibb Company,
By:	/s/ SANDRA LEUNG Name: Sandra Leung Title: Secretary

Date: July 23, 2003

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated July 22, 2003 of Bristol-Myers Squibb Company

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  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX